3Q18 Earnings Release & Supplemental Information

Camden Thornton Park • Orlando, FL
Year Built 2016 • 299 Apartment Homes
Acquired September 24, 2018

Investor Relations Contact
Kim Callahan • (713) 354-2549

11 Greenway Plaza • Houston TX 77046 • (713) 354-2500 • camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES THIRD QUARTER 2018 OPERATING RESULTS

Houston, Texas (October 25, 2018) - Camden Property Trust (NYSE:CPT) announced today operating results for the three and nine months ended September 30, 2018. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three and nine months ended September 30, 2018 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended		Nine Months Ended
	September 30		September 30
Per Diluted Share	2018	2017	2018	2017
EPS	$0.40	$0.38	$1.22	$1.20
FFO	$1.20	$1.11	$3.54	$3.35
AFFO	$1.00	$0.92	$3.04	$2.87

	Quarterly Growth	Sequential Growth	Year-to-Date Growth
Same Property Results	3Q18 vs. 3Q17	3Q18 vs. 2Q18	2018 vs. 2017
Revenues	3.1%	1.1%	3.2%
Expenses	1.9%	2.7%	2.4%
Net Operating Income ("NOI")	3.8%	0.2%	3.6%

Same Property Results	3Q18	3Q17	2Q18
Occupancy	95.9%	95.9%	95.8%

“We are pleased to report another strong quarter of performance, with property NOI growth and FFO per share both slightly better than anticipated,” said Richard J. Campo, Camden’s Chairman and CEO.  “As a result, we have increased the midpoint of our 2018 FFO guidance from $4.74 to $4.76 per share, and raised the midpoint of expected same property NOI growth from 3.0% to 3.2%.”

The Company defines same property communities as communities owned and stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.

Development Activity
During the quarter, construction commenced at Camden Buckhead in Atlanta, GA. Subsequent to quarter-end, lease-up was completed at Camden NoMa II in Washington, DC.

Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 10/23/2018
Camden NoMa II	Washington, DC	405	$108.4	94%
Camden Shady Grove	Rockville, MD	457	113.9	85%
Total		862	$222.3

Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 10/23/2018
Camden Washingtonian	Gaithersburg, MD	365	$90.0	58%
Camden McGowen Station	Houston, TX	315	90.0	50%
Camden North End I	Phoenix, AZ	441	105.0	44%
Camden Grandview II	Charlotte, NC	28	21.0
Camden RiNo	Denver, CO	233	75.0
Camden Downtown I	Houston, TX	271	132.0
Camden Lake Eola	Orlando, FL	360	120.0
Camden Buckhead	Atlanta, GA	365	160.0
Total		2,378	$793.0

Acquisition/Disposition Activity
During the quarter, the Company acquired Camden Thornton Park, a 299-home apartment community in Orlando, FL, for approximately $89.8 million. Camden also sold approximately 14.1 acres of land adjacent to two development communities in Phoenix, AZ for approximately $11.5 million. The Company does not expect to complete any additional acquisitions or dispositions during the fourth quarter of 2018.

Capital Markets Transactions
In October 2018, Camden retired $175.0 million of 2.86% variable rate secured conventional mortgage notes and $205.0 million of 5.77% secured conventional mortgage notes.

In October 2018, the Company issued $400 million senior unsecured notes under its existing shelf registration statement. These ten-year notes were offered to the public at 99.893% of par value with a coupon of 4.100%. After giving effect to the settlement of in-place swap agreements and deducting the underwriting discounts and other estimated expenses of the offering, the effective annual interest rate on the notes is approximately 3.74%. The Company received net proceeds of approximately $396.1 million, net of underwriting discounts and other estimated offering expenses.

In September 2018, Camden entered into a $100.0 million three-year unsecured floating-rate term loan which was funded in October 2018. The interest rate on the term loan is based on LIBOR plus a margin which is subject to change as our credit ratings change. The current margin is 0.85%.

Earnings Guidance
Camden updated its earnings guidance for 2018 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for fourth quarter 2018 as detailed below.

	4Q18	2018	2018 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.40 - $0.44	$1.62 - $1.66	$1.64	$1.61	$0.03
FFO	$1.20 - $1.24	$4.74 - $4.78	$4.76	$4.74	$0.02

	2018	2018 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	3.05% - 3.25%	3.15%	3.15%	0.00%
Expenses	2.95% - 3.15%	3.05%	3.50%	(0.45)%
NOI	3.00% - 3.40%	3.20%	3.00%	0.20%

Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2018 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.

Conference Call
Friday, October 26, 2018 at 10:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 8427208
Webcast: http://services.choruscall.com/links/cpt181026.html

Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the “Company”) operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 159 properties containing 54,480 apartment homes across the United States. Upon completion of 8 properties currently under development, the Company’s portfolio will increase to 56,858 apartment homes in 167 properties. Camden was recently named by FORTUNE® Magazine for the eleventh consecutive year as one of the “100 Best Companies to Work For” in America, ranking #24.

For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Total property revenues	$241,770	$228,178	$709,586	$671,069

Adjusted EBITDA	136,088	122,956	400,326	370,165

Net income attributable to common shareholders	38,866	34,384	116,932	108,433
Per share - basic	0.41	0.38	1.22	1.20
Per share - diluted	0.40	0.38	1.22	1.20

Funds from operations	117,070	103,187	344,546	309,520
Per share - diluted	1.20	1.11	3.54	3.35

Adjusted funds from operations	97,221	85,681	295,508	265,545
Per share - diluted	1.00	0.92	3.04	2.87

Dividends per share	0.77	0.75	2.31	2.25
Dividend payout ratio (FFO)	64.2%	67.6%	65.3%	67.2%

Interest expensed	21,235	21,210	62,216	66,132
Interest capitalized	3,327	3,391	10,758	11,642
Total interest incurred	24,562	24,601	72,974	77,774

Principal amortization	198	158	539	528

Net Debt to Annualized Adjusted EBITDA (a)	4.1x	4.4x	4.0x	4.5x
Interest expense coverage ratio	6.4x	5.8x	6.4x	5.6x
Total interest coverage ratio	5.5x	5.0x	5.5x	4.8x
Fixed charge expense coverage ratio	6.3x	5.8x	6.4x	5.6x
Total fixed charge coverage ratio	5.5x	5.0x	5.4x	4.7x
Unencumbered real estate assets (at cost) to unsecured debt ratio	4.8x	4.6x	4.8x	4.6x

Same property NOI increase (b)	3.8%	1.7%	3.6%	2.5%
(# of apartment homes included)	41,968	41,988	41,968	41,988

Gross turnover of apartment homes (annualized)	65%	65%	58%	59%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	54%	55%	47%	49%

			As of September 30,
			2018	2017
Total assets			$6,198,500	$6,168,895
Total debt			$2,259,609	$2,204,251
Common and common equivalent shares, outstanding end of period (c)			97,194	97,032
Share price, end of period			$93.57	$91.45
Book equity value, end of period (d)			$3,474,797	$3,539,592
Market equity value, end of period (e)			$9,094,443	$8,873,575

(a) Net Debt is the average Notes Payable less the average Cash balance and Short Term Investments over the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by either 4 for quarter results or 1.33 for 9 month results.

(b) "Same Property" Communities are communities which were owned by the Company and stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. YTD 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricane Harvey and Irma.

(c) Includes at September 30, 2018: 95,438 common shares (including 181 common share equivalents related to share awards & options), plus 1,756 common share equivalents upon the assumed conversion of non-controlling units.

(d) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(e) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
OPERATING DATA
Property revenues
Rental revenues (a)	$212,984	$194,690	$625,123	$573,262
Other property revenues (a)	28,786	33,488	84,463	97,807
Total property revenues	241,770	228,178	709,586	671,069

Property expenses
Property operating and maintenance (b)	56,973	60,090	165,624	164,188
Real estate taxes	30,860	28,193	91,235	83,916
Total property expenses	87,833	88,283	256,859	248,104

Non-property income
Fee and asset management	1,827	2,116	5,651	5,806
Interest and other income	385	385	1,669	1,579
Income on deferred compensation plans	3,539	3,648	3,769	11,706
Total non-property income	5,751	6,149	11,089	19,091

Other expenses
Property management	6,303	6,201	19,415	19,782
Fee and asset management	1,140	973	3,193	2,818
General and administrative (c)	12,618	12,266	37,113	37,585
Interest	21,235	21,210	62,216	66,132
Depreciation and amortization	76,476	67,014	222,269	195,781
Expense on deferred compensation plans	3,539	3,648	3,769	11,706
Total other expenses	121,311	111,312	347,975	333,804

Loss on early retirement of debt	—	—	—	(323)
Equity in income of joint ventures (d)	1,943	1,255	5,644	4,857
Income from continuing operations before income taxes	40,320	35,987	121,485	112,786
Income tax expense	(330)	(512)	(1,098)	(1,008)
Net income	39,990	35,475	120,387	111,778
Less income allocated to non-controlling interests from continuing operations	(1,124)	(1,091)	(3,455)	(3,345)
Net income attributable to common shareholders	$38,866	$34,384	$116,932	$108,433

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$39,990	$35,475	$120,387	$111,778
Other comprehensive income
Unrealized gain on cash flow hedging activities	5,202	1,754	13,984	1,754
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	35	34	104	102
Comprehensive income	45,227	37,263	134,475	113,634
Less income allocated to noncontrolling interests from continuing operations	(1,124)	(1,091)	(3,455)	(3,345)
Comprehensive income attributable to common shareholders	$44,103	$36,172	$131,020	$110,289

PER SHARE DATA

Total earnings per common share - basic	$0.41	$0.38	$1.22	$1.20
Total earnings per common share - diluted	0.40	0.38	1.22	1.20

Weighted average number of common shares outstanding:
Basic	95,257	91,011	95,190	90,351
Diluted	95,417	92,033	95,333	91,345

(a) Upon our adoption of ASU 2014-09 on January 1, 2018, we are now presenting certain revenue items, historically included as a component of other property revenues, as rental revenues due to the nature and timing of revenue recognition for these items being more closely aligned to a lease. This new presentation has been applied prospectively as this reclassification will not have an impact upon total property revenues or the opening balance of retained earnings. Approximately $5.5 million and  $16.9 million of rental revenue is related to this presentation for the three and nine months ended September 30, 2018, respectively. Had ASU 2014-09 been effective as of January 1, 2017, we would have reclassified approximately $5.7 million and $16.7 million from other property revenues to rental revenue for the three and nine months ended September 30, 2017, respectively.
(b) Includes approximately $3.9 million in storm-related expenses related to Hurricanes Harvey and Irma for both the three and nine months ended September 30, 2017.
(c) Includes approximately $0.7 million in storm-related expenses related to Hurricanes Harvey and Irma for both the three and nine months ended September 30, 2017.
(d) Includes approximately $0.4 million in storm-related expenses related to Hurricanes Harvey and Irma for both the three and nine months ended September 30, 2017.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
FUNDS FROM OPERATIONS

Net income attributable to common shareholders (a)	$38,866	$34,384	$116,932	$108,433
Real estate depreciation and amortization	74,841	65,489	217,416	191,092
Adjustments for unconsolidated joint ventures	2,239	2,223	6,743	6,650
Income allocated to non-controlling interests	1,124	1,091	3,455	3,345
Funds from operations	$117,070	$103,187	$344,546	$309,520

Less: recurring capitalized expenditures (b)	(19,849)	(17,506)	(49,038)	(43,975)

Adjusted funds from operations - diluted	$97,221	$85,681	$295,508	$265,545

PER SHARE DATA
Funds from operations - diluted	$1.20	$1.11	$3.54	$3.35
Adjusted funds from operations - diluted	1.00	0.92	3.04	2.87
Distributions declared per common share	0.77	0.75	2.31	2.25

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	97,238	93,111	97,194	92,424

PROPERTY DATA
Total operating properties (end of period) (c)	159	156	159	156
Total operating apartment homes in operating properties (end of period) (c)	54,480	54,038	54,480	54,038
Total operating apartment homes (weighted average)	47,010	46,546	46,682	46,103

(a) Net income attributable to common shareholders for the three and nine months ended September 30, 2017 included approximately $5.0 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(c) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 27 and 28 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
ASSETS
Real estate assets, at cost
Land	$1,088,293	$1,066,077	$1,053,578	$1,021,031	$1,016,097
Buildings and improvements	6,828,068	6,620,169	6,494,229	6,269,481	6,269,561
	7,916,361	7,686,246	7,547,807	7,290,512	7,285,658
Accumulated depreciation	(2,328,092)	(2,255,737)	(2,185,452)	(2,118,839)	(2,080,989)
Net operating real estate assets	5,588,269	5,430,509	5,362,355	5,171,673	5,204,669
Properties under development, including land	315,904	373,350	399,903	377,231	363,481
Investments in joint ventures	24,664	26,205	26,863	27,237	28,420
Total real estate assets	5,928,837	5,830,064	5,789,121	5,576,141	5,596,570
Accounts receivable – affiliates	22,605	23,473	23,397	24,038	23,620
Other assets, net (a)(b)	228,468	204,717	199,420	195,764	189,253
Cash and cash equivalents	8,529	64,071	101,401	368,492	350,274
Restricted cash	10,061	9,581	15,036	9,313	9,178
Total assets	$6,198,500	$6,131,906	$6,128,375	$6,173,748	$6,168,895

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,394,178	$1,339,659	$1,339,142	$1,338,628	$1,338,117
Secured	865,431	865,629	865,798	865,970	866,134
Accounts payable and accrued expenses	140,046	127,777	123,706	128,313	127,557
Accrued real estate taxes	70,174	52,461	29,061	51,383	70,027
Distributions payable	74,976	75,071	75,083	72,943	72,962
Other liabilities (b)(c)	178,898	156,767	157,002	154,567	154,506
Total liabilities	2,723,703	2,617,364	2,589,792	2,611,804	2,629,303

Commitments and contingencies
Non-qualified deferred compensation share awards	60,874	85,938	76,174	77,230	73,015

Equity
Common shares of beneficial interest	1,030	1,027	1,026	1,028	1,028
Additional paid-in capital	4,147,278	4,132,404	4,132,056	4,137,161	4,134,206
Distributions in excess of net income attributable to common shareholders	(466,512)	(436,575)	(396,596)	(368,703)	(383,584)
Treasury shares, at cost	(355,825)	(355,752)	(356,687)	(364,066)	(364,736)
Accumulated other comprehensive income (loss) (d)	14,031	8,794	3,579	(57)	(7)
Total common equity	3,340,002	3,349,898	3,383,378	3,405,363	3,386,907
Non-controlling interests	73,921	78,706	79,031	79,351	79,670
Total equity	3,413,923	3,428,604	3,462,409	3,484,714	3,466,577
Total liabilities and equity	$6,198,500	$6,131,906	$6,128,375	$6,173,748	$6,168,895

(a) Includes net deferred charges of:	$538	$724	$929	$1,125	$1,312

(b) Includes net asset fair value of derivative instruments:	$15,674	$10,472	$5,291	$1,690	$1,754

(c) Includes deferred revenues of:	$603	$659	$536	$426	$1,463

(d) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized net gain on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT SEPTEMBER 30, 2018 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property" (a)	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (b)	4,655	699	862	365	6,581	281	6,862
Houston, TX	5,912	—	—	586	6,498	2,522	9,020
Atlanta, GA	4,012	250	—	365	4,627	234	4,861
Los Angeles/Orange County, CA	2,068	590	—	—	2,658	—	2,658
SE Florida	1,956	825	—	—	2,781	—	2,781
Dallas, TX	3,993	423	—	—	4,416	1,250	5,666
Denver, CO	2,365	267	—	233	2,865	—	2,865
Charlotte, NC	2,487	323	—	28	2,838	266	3,104
Phoenix, AZ	2,929	—	—	441	3,370	—	3,370
Orlando, FL	2,662	632	—	360	3,654	300	3,954
Raleigh, NC	2,704	—	—	—	2,704	350	3,054
Tampa, FL	1,928	358	—	—	2,286	450	2,736
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	1,665
Austin, TX	2,000	—	—	—	2,000	1,360	3,360
Corpus Christi, TX	632	—	—	—	632	270	902
Total Portfolio	41,968	4,367	862	2,378	49,575	7,283	56,858

(a) Includes redevelopment properties.

(b) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

THIRD QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (e)

	"Same Property" Communities	Operating Communities (c)	Incl. JVs at Pro Rata % (d)	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
D.C. Metro	13.9%	16.3%	16.0%	96.1%	96.0%	95.1%	94.8%	95.9%
Houston, TX	12.3%	10.6%	11.4%	95.4%	95.5%	95.5%	96.8%	94.9%
Atlanta, GA	9.3%	8.5%	8.4%	96.6%	95.7%	95.4%	95.7%	96.2%
Los Angeles/Orange County, CA	7.5%	8.8%	8.5%	95.5%	95.1%	95.1%	94.8%	95.7%
SE Florida	6.2%	7.8%	7.5%	95.9%	95.7%	96.5%	96.0%	96.3%
Dallas, TX	7.0%	6.8%	7.2%	95.7%	95.5%	94.8%	95.3%	95.9%
Denver, CO	6.6%	6.4%	6.1%	95.1%	95.2%	94.5%	95.1%	95.9%
Charlotte, NC	5.7%	5.9%	5.8%	95.8%	96.2%	94.6%	95.6%	96.5%
Phoenix, AZ	6.7%	5.8%	5.5%	95.9%	95.2%	96.0%	95.7%	95.7%
Orlando, FL	5.8%	5.6%	5.6%	96.5%	96.7%	97.1%	97.1%	97.0%
Raleigh, NC	5.1%	4.4%	4.5%	95.5%	95.0%	94.6%	94.6%	95.5%
Tampa, FL	4.1%	4.6%	4.7%	95.6%	95.7%	95.9%	96.1%	96.2%
San Diego/Inland Empire, CA	5.2%	4.5%	4.4%	95.5%	96.0%	94.7%	95.5%	96.6%
Austin, TX	3.7%	3.2%	3.6%	96.3%	96.2%	95.6%	95.5%	96.2%
Corpus Christi, TX	0.9%	0.8%	0.8%	93.8%	93.3%	91.3%	93.3%	92.9%
Total Portfolio	100.0%	100.0%	100.0%	95.8%	95.7%	95.3%	95.6%	95.8%

(c) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(d) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(e) Occupancy figures include all stabilized operating communities owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended September 30,			Nine Months Ended September 30,
Property Revenues	Homes	2018	2017	Change	2018	2017	Change
"Same Property" Communities (a)	41,968	$207,312	$201,102	$6,210	$613,873	$594,836	$19,037
Non-"Same Property" Communities (b)	4,367	25,918	20,798	5,120	74,924	58,169	16,755
Development and Lease-Up Communities (c)	3,240	6,443	2,191	4,252	14,410	3,097	11,313
Disposition/Other (d)	—	2,097	4,087	(1,990)	6,379	14,967	(8,588)
Total Property Revenues	49,575	$241,770	$228,178	$13,592	$709,586	$671,069	$38,517

Property Expenses
"Same Property" Communities (a)	41,968	$75,369	$73,949	$1,420	$221,597	$216,299	$5,298
Non-"Same Property" Communities (b)	4,367	9,518	7,662	1,856	27,715	21,222	6,493
Development and Lease-Up Communities (c)	3,240	2,371	785	1,586	5,432	1,260	4,172
Hurricane Expenses (e)	—	—	3,944	(3,944)	—	3,944	(3,944)
Disposition/Other (d)	—	575	1,943	(1,368)	2,115	5,379	(3,264)
Total Property Expenses	49,575	$87,833	$88,283	($450)	$256,859	$248,104	$8,755

Property Net Operating Income
"Same Property" Communities (a)	41,968	$131,943	$127,153	$4,790	$392,276	$378,537	$13,739
Non-"Same Property" Communities (b)	4,367	16,400	13,136	3,264	47,209	36,947	10,262
Development and Lease-Up Communities (c)	3,240	4,072	1,406	2,666	8,978	1,837	7,141
Hurricane Expenses (e)	—	—	(3,944)	3,944	—	(3,944)	3,944
Disposition/Other (d)	—	1,522	2,144	(622)	4,264	9,588	(5,324)
Total Property Net Operating Income	49,575	$153,937	$139,895	$14,042	$452,727	$422,965	$29,762

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized since January 1, 2017, including communities under redevelopment, and excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have developed since January 1, 2017, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities and expenses related to land holdings not under active development.

(e) Hurricane expenses include storm-related expenses related to Hurricanes Harvey and Irma.

CAMDEN	"SAME PROPERTY"
THIRD QUARTER COMPARISONS
September 30, 2018
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Quarterly Results (a) (b)	Included	3Q18	3Q17	Growth	3Q18	3Q17	Growth	3Q18	3Q17	Growth
D.C. Metro	4,655	$27,019	$26,212	3.1%	$8,692	$8,690	0.0%	$18,327	$17,522	4.6%
Houston, TX	5,912	27,708	26,700	3.8%	11,544	11,733	(1.6)%	16,164	14,967	8.0%
Atlanta, GA	4,012	19,941	19,305	3.3%	7,630	7,404	3.1%	12,311	11,901	3.4%
Los Angeles/Orange County, CA	2,068	13,899	13,484	3.1%	4,004	4,093	(2.2)%	9,895	9,391	5.4%
Dallas, TX	3,993	17,350	16,974	2.2%	8,075	7,461	8.2%	9,275	9,513	(2.5)%
Denver, CO	2,365	12,618	12,100	4.3%	3,843	3,752	2.4%	8,775	8,348	5.1%
Phoenix, AZ	2,929	13,244	12,759	3.8%	4,444	4,293	3.5%	8,800	8,466	3.9%
SE Florida	1,956	12,134	11,836	2.5%	3,980	3,982	(0.1)%	8,154	7,854	3.8%
Orlando, FL	2,662	11,926	11,456	4.1%	4,308	4,252	1.3%	7,618	7,204	5.7%
Charlotte, NC	2,487	10,931	10,841	0.8%	3,421	3,313	3.3%	7,510	7,528	(0.2)%
Raleigh, NC	2,704	10,392	10,086	3.0%	3,602	3,422	5.3%	6,790	6,664	1.9%
San Diego/Inland Empire, CA	1,665	10,396	10,032	3.6%	3,523	3,444	2.3%	6,873	6,588	4.3%
Tampa, FL	1,928	8,600	8,381	2.6%	3,215	3,215	0.0%	5,385	5,166	4.2%
Austin, TX	2,000	8,987	8,859	1.4%	4,079	3,991	2.2%	4,908	4,868	0.8%
Corpus Christi, TX	632	2,167	2,077	4.3%	1,009	904	11.6%	1,158	1,173	(1.3)%

Total Same Property	41,968	$207,312	$201,102	3.1%	$75,369	$73,949	1.9%	$131,943	$127,153	3.8%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Quarterly Results (b)	Contribution	3Q18	3Q17	Growth	3Q18	3Q17	Growth	3Q18	3Q17	Growth
D.C. Metro	13.9%	96.2%	95.9%	0.3%	$1,747	$1,697	2.9%	$2,012	$1,956	2.8%
Houston, TX	12.3%	95.5%	94.6%	0.9%	1,410	1,389	1.5%	1,640	1,595	2.9%
Atlanta, GA	9.3%	96.7%	96.4%	0.3%	1,485	1,438	3.3%	1,714	1,664	3.0%
Los Angeles/Orange County, CA	7.5%	95.5%	96.1%	(0.6)%	2,128	2,065	3.1%	2,346	2,261	3.7%
Dallas, TX	7.0%	95.8%	96.0%	(0.2)%	1,273	1,253	1.6%	1,511	1,475	2.4%
Denver, CO	6.6%	95.1%	95.9%	(0.8)%	1,608	1,533	4.9%	1,871	1,779	5.1%
Phoenix, AZ	6.7%	95.9%	95.7%	0.2%	1,321	1,259	4.9%	1,571	1,517	3.6%
SE Florida	6.2%	96.7%	96.0%	0.7%	1,853	1,820	1.8%	2,138	2,100	1.8%
Orlando, FL	5.8%	96.4%	97.1%	(0.7)%	1,320	1,247	5.9%	1,549	1,478	4.8%
Charlotte, NC	5.7%	96.0%	96.7%	(0.7)%	1,302	1,282	1.6%	1,526	1,503	1.5%
Raleigh, NC	5.1%	95.4%	95.5%	(0.1)%	1,104	1,068	3.4%	1,343	1,304	3.1%
San Diego/Inland Empire, CA	5.2%	95.5%	96.6%	(1.1)%	1,944	1,851	5.0%	2,179	2,080	4.7%
Tampa, FL	4.1%	96.1%	96.2%	(0.1)%	1,281	1,235	3.7%	1,548	1,506	2.7%
Austin, TX	3.7%	96.6%	96.4%	0.2%	1,295	1,274	1.6%	1,551	1,532	1.2%
Corpus Christi, TX	0.9%	93.5%	92.4%	1.1%	979	959	2.1%	1,224	1,185	3.2%

Total Same Property	100.0%	95.9%	95.9%	0.0%	$1,474	$1,431	3.0%	$1,716	$1,665	3.1%

(a) 3Q17 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
September 30, 2018
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	3Q18	2Q18	Growth	3Q18	2Q18	Growth	3Q18	2Q18	Growth
D.C. Metro	4,655	$27,019	$26,665	1.3%	$8,692	$8,503	2.2%	$18,327	$18,162	0.9%
Houston, TX	5,912	27,708	27,398	1.1%	11,544	11,682	(1.2)%	16,164	15,716	2.9%
Atlanta, GA	4,012	19,941	19,666	1.4%	7,630	8,051	(5.2)%	12,311	11,615	6.0%
Los Angeles/Orange County, CA	2,068	13,899	13,766	1.0%	4,004	3,951	1.3%	9,895	9,815	0.8%
Dallas, TX	3,993	17,350	17,074	1.6%	8,075	7,046	14.6%	9,275	10,028	(7.5)%
Denver, CO	2,365	12,618	12,369	2.0%	3,843	3,752	2.4%	8,775	8,617	1.8%
Phoenix, AZ	2,929	13,244	13,090	1.2%	4,444	4,228	5.1%	8,800	8,862	(0.7)%
SE Florida	1,956	12,134	12,085	0.4%	3,980	3,985	(0.1)%	8,154	8,100	0.7%
Orlando, FL	2,662	11,926	11,795	1.1%	4,308	4,173	3.2%	7,618	7,622	(0.1)%
Charlotte, NC	2,487	10,931	10,894	0.3%	3,421	3,289	4.0%	7,510	7,605	(1.2)%
Raleigh, NC	2,704	10,392	10,316	0.7%	3,602	3,432	5.0%	6,790	6,884	(1.4)%
San Diego/Inland Empire, CA	1,665	10,396	10,284	1.1%	3,523	3,363	4.8%	6,873	6,921	(0.7)%
Tampa, FL	1,928	8,600	8,588	0.1%	3,215	3,143	2.3%	5,385	5,445	(1.1)%
Austin, TX	2,000	8,987	8,940	0.5%	4,079	3,877	5.2%	4,908	5,063	(3.1)%
Corpus Christi, TX	632	2,167	2,156	0.5%	1,009	882	14.4%	1,158	1,274	(9.1)%

Total Same Property	41,968	$207,312	$205,086	1.1%	$75,369	$73,357	2.7%	$131,943	$131,729	0.2%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	3Q18	2Q18	Growth	3Q18	2Q18	Growth	3Q18	2Q18	Growth
D.C. Metro	13.9%	96.2%	96.1%	0.1%	$1,747	$1,727	1.2%	$2,012	$1,987	1.2%
Houston, TX	12.3%	95.5%	95.7%	(0.2)%	1,410	1,395	1.1%	1,640	1,619	1.3%
Atlanta, GA	9.3%	96.7%	95.9%	0.8%	1,485	1,466	1.3%	1,714	1,704	0.6%
Los Angeles/Orange County, CA	7.5%	95.5%	95.2%	0.3%	2,128	2,104	1.1%	2,346	2,330	0.7%
Dallas, TX	7.0%	95.8%	95.5%	0.3%	1,273	1,263	0.8%	1,511	1,493	1.3%
Denver, CO	6.6%	95.1%	95.2%	(0.1)%	1,608	1,581	1.7%	1,871	1,832	2.1%
Phoenix, AZ	6.7%	95.9%	95.2%	0.7%	1,321	1,301	1.5%	1,571	1,564	0.5%
SE Florida	6.2%	96.7%	96.5%	0.2%	1,853	1,839	0.8%	2,138	2,135	0.2%
Orlando, FL	5.8%	96.4%	96.8%	(0.4)%	1,320	1,297	1.8%	1,549	1,527	1.5%
Charlotte, NC	5.7%	96.0%	96.1%	(0.1)%	1,302	1,292	0.8%	1,526	1,520	0.4%
Raleigh, NC	5.1%	95.4%	95.1%	0.3%	1,104	1,090	1.3%	1,343	1,338	0.4%
San Diego/Inland Empire, CA	5.2%	95.5%	96.0%	(0.5)%	1,944	1,908	1.9%	2,179	2,146	1.6%
Tampa, FL	4.1%	96.1%	95.9%	0.2%	1,281	1,265	1.3%	1,548	1,549	(0.1)%
Austin, TX	3.7%	96.6%	96.5%	0.1%	1,295	1,282	1.0%	1,551	1,545	0.4%
Corpus Christi, TX	0.9%	93.5%	93.2%	0.3%	979	968	1.1%	1,224	1,223	0.2%

Total Same Property	100.0%	95.9%	95.8%	0.1%	$1,474	$1,456	1.2%	$1,716	$1,701	1.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
YEAR TO DATE COMPARISONS
September 30, 2018
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses (a)			NOI
Year to Date Results (a) (b)	Included	2018	2017	Growth	2018	2017	Growth	2018	2017	Growth
D.C. Metro	4,655	$79,661	$77,795	2.4%	$25,953	$25,250	2.8%	$53,708	$52,545	2.2%
Houston, TX	5,912	81,955	79,463	3.1%	34,960	36,061	(3.1)%	46,995	43,402	8.3%
Atlanta, GA	4,012	59,072	56,900	3.8%	22,713	21,313	6.6%	36,359	35,587	2.2%
Los Angeles/Orange County, CA	2,068	41,245	39,883	3.4%	11,958	11,842	1.0%	29,287	28,041	4.4%
Dallas, TX	3,993	51,306	50,236	2.1%	22,648	21,250	6.6%	28,658	28,986	(1.1)%
Denver, CO	2,365	37,073	35,700	3.8%	10,965	10,790	1.6%	26,108	24,910	4.8%
Phoenix, AZ	2,929	39,304	37,668	4.3%	12,928	12,555	3.0%	26,376	25,113	5.0%
SE Florida	1,956	36,242	35,478	2.2%	11,960	11,863	0.8%	24,282	23,615	2.8%
Orlando, FL	2,662	35,342	33,615	5.1%	12,713	12,158	4.6%	22,629	21,457	5.5%
Charlotte, NC	2,487	32,501	31,993	1.6%	10,013	9,743	2.8%	22,488	22,250	1.1%
Raleigh, NC	2,704	30,769	29,540	4.2%	10,372	9,834	5.5%	20,397	19,706	3.5%
San Diego/Inland Empire, CA	1,665	30,737	29,521	4.1%	10,334	10,164	1.7%	20,403	19,357	5.4%
Tampa, FL	1,928	25,610	24,606	4.1%	9,550	9,306	2.6%	16,060	15,300	5.0%
Austin, TX	2,000	26,706	26,284	1.6%	11,804	11,524	2.4%	14,902	14,760	1.0%
Corpus Christi, TX	632	6,350	6,154	3.2%	2,726	2,646	3.0%	3,624	3,508	3.3%

Total Same Property	41,968	$613,873	$594,836	3.2%	$221,597	$216,299	2.4%	$392,276	$378,537	3.6%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (b)			Rental Rate (c)			Revenue per Occupied Home (d)
Year to Date Results (b)	Contribution	2018	2017	Growth	2018	2017	Growth	2018	2017	Growth
D.C. Metro	13.7%	95.8%	96.0%	(0.2)%	$1,728	$1,682	2.7%	$1,984	$1,935	2.6%
Houston, TX	12.0%	95.6%	93.4%	2.2%	1,397	1,403	(0.4)%	1,615	1,602	0.9%
Atlanta, GA	9.3%	96.1%	96.0%	0.1%	1,470	1,419	3.6%	1,703	1,642	3.7%
Los Angeles/Orange County, CA	7.5%	95.5%	95.7%	(0.2)%	2,107	2,043	3.1%	2,320	2,238	3.6%
Dallas, TX	7.3%	95.3%	95.8%	(0.5)%	1,265	1,240	2.0%	1,497	1,459	2.6%
Denver, CO	6.6%	94.9%	95.7%	(0.8)%	1,583	1,510	4.8%	1,835	1,753	4.6%
Phoenix, AZ	6.7%	95.7%	94.9%	0.8%	1,302	1,248	4.3%	1,558	1,506	3.5%
SE Florida	6.2%	96.8%	95.7%	1.1%	1,839	1,822	0.9%	2,128	2,106	1.1%
Orlando, FL	5.8%	96.8%	96.4%	0.4%	1,298	1,231	5.4%	1,525	1,455	4.7%
Charlotte, NC	5.7%	95.6%	95.9%	(0.3)%	1,293	1,272	1.7%	1,520	1,491	1.9%
Raleigh, NC	5.2%	95.0%	94.5%	0.5%	1,091	1,051	3.8%	1,331	1,284	3.7%
San Diego/Inland Empire, CA	5.2%	95.4%	95.4%	0.0%	1,912	1,827	4.7%	2,150	2,064	4.1%
Tampa, FL	4.1%	96.0%	95.6%	0.4%	1,266	1,219	3.9%	1,538	1,483	3.7%
Austin, TX	3.8%	96.3%	96.0%	0.3%	1,284	1,270	1.1%	1,541	1,521	1.3%
Corpus Christi, TX	0.9%	92.4%	91.5%	0.9%	969	964	0.5%	1,208	1,182	2.3%

Total Same Property	100.0%	95.7%	95.3%	0.4%	$1,458	$1,420	2.7%	$1,699	$1,652	2.8%

(a) 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

(b) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2017, excluding properties held for sale and communities under redevelopment. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(c) Weighted average rental rates are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(d) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
September 30, 2018
(In thousands)

(Unaudited)

					% of Actual
					3Q18 Operating
Quarterly Comparison (a) (b)	3Q18	3Q17	$ Change	% Change	Expenses

Property taxes	$26,214	$24,945	$1,269	5.1%	34.8%
Salaries and Benefits for On-site Employees	16,168	16,023	145	0.9%	21.5%
Utilities	16,980	16,776	204	1.2%	22.5%
Repairs and Maintenance	9,580	10,029	(449)	(4.5)%	12.7%
Property Insurance	2,127	1,885	242	12.8%	2.8%
General and Administrative	2,469	2,488	(19)	(0.8)%	3.3%
Marketing and Leasing	1,222	1,224	(2)	(0.2)%	1.6%
Other	609	579	30	5.2%	0.8%

Total Same Property	$75,369	$73,949	$1,420	1.9%	100.0%

					% of Actual
					3Q18 Operating
Sequential Comparison (a)	3Q18	2Q18	$ Change	% Change	Expenses

Property taxes	$26,214	$25,971	$243	0.9%	34.8%
Salaries and Benefits for On-site Employees	16,168	15,210	958	6.3%	21.5%
Utilities	16,980	16,205	775	4.8%	22.5%
Repairs and Maintenance	9,580	9,503	77	0.8%	12.7%
Property Insurance	2,127	2,065	62	3.0%	2.8%
General and Administrative	2,469	2,611	(142)	(5.4)%	3.3%
Marketing and Leasing	1,222	1,173	49	4.2%	1.6%
Other	609	619	(10)	(1.6)%	0.8%

Total Same Property	$75,369	$73,357	$2,012	2.7%	100.0%

					% of Actual
					2018 Operating
Year to Date Comparison (a) (b)	2018	2017	$ Change	% Change	Expenses

Property taxes	$78,051	$74,915	$3,136	4.2%	35.2%
Salaries and Benefits for On-site Employees	46,753	45,016	1,737	3.9%	21.1%
Utilities	49,498	48,625	873	1.8%	22.3%
Repairs and Maintenance	27,828	29,077	(1,249)	(4.3)%	12.6%
Property Insurance	6,190	5,937	253	4.3%	2.8%
General and Administrative	7,919	7,463	456	6.1%	3.6%
Marketing and Leasing	3,495	3,496	(1)	0.0%	1.6%
Other	1,863	1,770	93	5.3%	0.8%

Total Same Property	$221,597	$216,299	$5,298	2.4%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized since January 1, 2017, excluding communities under redevelopment and properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) 2017 results exclude approximately $3.9 million of storm-related expenses related to Hurricanes Harvey and Irma.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended September 30,		Nine Months Ended September 30,
OPERATING DATA (a)	2018	2017	2018	2017
Property Revenues
Rental revenues	$8,924	$8,309	$26,236	$24,711
Other property revenues	1,245	1,334	3,582	3,833
Total property revenues	10,169	9,643	29,818	28,544

Property expenses
Property operating and maintenance	2,611	2,443	7,451	7,048
Real estate taxes	1,653	1,602	4,875	4,810
	4,264	4,045	12,326	11,858

Net Operating Income	5,905	5,598	17,492	16,686

Other expenses
Interest	1,673	1,628	4,905	4,635
Depreciation and amortization	2,204	2,199	6,659	6,582
Other (including debt prepayment penalties) (b)	85	516	284	612
Total other expenses	3,962	4,343	11,848	11,829

Equity in income of joint ventures	$1,943	$1,255	$5,644	$4,857

	Sep 30, 2018	Jun 30, 2018	Mar 31, 2018	Dec 31, 2017	Sep 30, 2017
BALANCE SHEET DATA(c)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	757,404	754,650	751,636	750,164	746,460
	867,316	864,562	861,548	860,076	856,372
Accumulated Depreciation	(194,369)	(187,125)	(179,847)	(172,554)	(165,285)
Net operating real estate assets	672,947	677,437	681,701	687,522	691,087
Properties under development and land	1,292	1,266	1,265	1,265	1,265
Cash and other assets, net	28,858	26,325	20,015	27,097	27,089
Total assets	$703,097	$705,028	$702,981	$715,884	$719,441

Notes payable	$511,749	$512,564	$513,377	$514,457	$515,592
Other liabilities	25,297	21,398	16,409	26,928	25,873
Total liabilities	537,046	533,962	529,786	541,385	541,465

Member's equity	166,051	171,066	173,195	174,499	177,976
Total liabilities and members' equity	$703,097	$705,028	$702,981	$715,884	$719,441

Company's equity investment	$24,664	$26,205	$26,863	$27,237	$28,420

Company's pro-rata share of debt	$160,178	$160,433	$160,687	$161,025	$161,380

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes	7,283	7,283	7,283	7,283	7,283
Pro-rata share of operating apartment homes	2,280	2,280	2,280	2,280	2,280

(a) Operating data represents Camden's pro-rata share of revenues and expenses.

(b) Equity in Income includes approximately $0.4 million in storm-related expenses related to Hurricanes Harvey and Irma for the three and nine months ended September 30, 2017.

(c) Balance sheet and property data reported at 100%.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF SEPTEMBER 30, 2018 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 10/23/2018
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden NoMa II	405	$108.4			1Q15	1Q17	2Q17	4Q18	94%	95%
	Washington, DC
2.	Camden Shady Grove	457	113.9			2Q15	1Q17	1Q18	2Q19	85%	82%
	Rockville, MD

Total Completed Communities in Lease-Up		862	$222.3							89%	88%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 10/23/2018
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Washingtonian	365	$90.0	$84.9	$22.0	3Q16	2Q18	1Q19	4Q19	58%	52%
	Gaithersburg, MD
2.	Camden McGowen Station	315	90.0	89.5	12.0	4Q14	2Q18	4Q18	4Q19	50%	42%
	Houston, TX
3.	Camden North End I	441	105.0	91.3	29.5	4Q16	2Q18	2Q19	2Q20	44%	40%
	Phoenix, AZ
4.	Camden Grandview II	28	21.0	19.0	19.0	2Q17	4Q18	1Q19	2Q19
	Charlotte, NC
5.	Camden RiNo	233	75.0	36.5	36.5	3Q17	4Q19	2Q20	4Q20
	Denver, CO
6.	Camden Downtown I	271	132.0	43.2	43.2	4Q17	1Q20	3Q20	1Q21
	Houston, TX
7.	Camden Lake Eola	360	120.0	27.9	27.9	2Q18	2Q20	3Q20	3Q21
	Orlando, FL
8.	Camden Buckhead	365	160.0	21.0	21.0	3Q18	4Q20	3Q21	2Q22
	Atlanta, GA

Total Development Communities		2,378	$793.0	$413.3	$211.1					50%	44%

Additional Development Pipeline & Land (a)					104.8

Total Properties Under Development and Land (per Balance Sheet)					$315.9

NOI Contribution from Development Communities ($ in millions)								Cost to Date	3Q18 NOI
Completed Communities in Lease-Up								$222.3	$3.1
Development Communities in Lease-Up								265.7	1.0
Total Development Communities NOI Contribution								$488.0	$4.1

(a) Please refer to the Development Pipeline & Land Summary on page 18.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF SEPTEMBER 30, 2018 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Atlantic	269	$90.0	$16.4
	Plantation, FL
2.	Camden North End II	326	73.0	14.6
	Phoenix, AZ
3.	Camden Hillcrest	125	75.0	27.9
	San Diego, CA
4.	Camden Arts District	354	150.0	20.9
	Los Angeles, CA
5.	Camden Paces III	350	100.0	14.4
	Atlanta, GA
6.	Camden Downtown II	271	145.0	10.6
	Houston, TX

Development Pipeline		1,695	$633.0	$104.8

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking estimates are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecast and estimates routinely require adjustment.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	REDEVELOPMENT SUMMARY

(Unaudited)

REDEVELOPMENT SUMMARY AS OF SEPTEMBER 30, 2018 ($ in millions)

			Homes								Estimated
		Total	Redeveloped	Budget			Cost to Date				Dates for
	COMMUNITIES	Homes	To Date	Interior	Exterior	Total	Interior	Exterior	Total	Start	Completion
1.	Camden Brickell	405	174	$12.4	$7.8	$20.2	$5.6	$2.9	$8.5	1Q18	1Q20
	Miami, FL
2.	Camden Las Olas	420	184	13.0	5.9	18.9	5.9	1.6	7.5	1Q18	1Q20
	Ft. Lauderdale, FL
3.	Camden Potomac Yard	378	128	9.7	2.6	12.3	2.4	1.8	4.2	1Q18	3Q20
	Arlington, VA

	Total	1,203	486	$35.1	$16.3	$51.4	$13.9	$6.3	$20.2

Redevelopments are communities with capital expenditures that improve a community's cash flow and competitive position through extensive unit, exterior building, common area, and amenity upgrades.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	ACQUISITIONS & DISPOSITIONS

(Unaudited)

2018 ACQUISITION/DISPOSITION ACTIVITY ($ in millions, except per unit amounts)

				Apartment	Weighted Average
Acquisitions		Location	Purchase Price	Homes	Monthly Rental Rate	Year Built	Closing Date
1.	Camden Pier District	St. Petersburg, FL	$126.9	358 Homes	$2,440	2016	1/11/2018
2.	Camden North Quarter	Orlando, FL	81.4	333 Homes	1,603	2016	2/15/2018
3.	Camden Thornton Park	Orlando, FL	89.8	299 Homes	1,880	2016	9/24/2018

Total/Average Acquisitions			$298.1	990 Homes	$1,989

Land Acquisitions		Location	Purchase Price	Acres	Closing Date
1.	Camden Lake Eola	Orlando, FL	$11.4	1.8	4/12/2018

Land Dispositions		Location	Sales Price	Acres	Closing Date
1.	North End III	Phoenix, AZ	$11.5	14.1	9/24/2018

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF SEPTEMBER 30, 2018:

	Future Scheduled Repayments
Year	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2018 (a)	($266)	$380,000	$—	$379,734	16.8%	4.4%
2019	(1,075)	439,107	—	438,032	19.4%	5.2%
2020	(1,218)	—	—	(1,218)	(0.1)%	N/A
2021	(907)	—	250,000	249,093	11.0%	4.8%
2022	(696)	—	350,000	349,304	15.5%	3.2%
Thereafter	40,664	—	750,000	790,664	35.0%	4.4%
Total Maturing Debt	$36,502	$819,107	$1,350,000	$2,205,609	97.6%	4.4%

Unsecured Line of Credit (b) (c)	$—	$—	$30,000	$30,000	1.3%	3.1%
Other Short Term Borrowing (c)	—	—	24,000	24,000	1.1%	3.3%
Total Debt	$36,502	$819,107	$1,404,000	$2,259,609	100.0%	4.4%

Weighted Average Maturity of Debt		3.4 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$229,000	10.1%	2.9%	0.3 Years
Fixed rate debt	2,030,609	89.9%	4.5%	3.7 Years
Total	$2,259,609	100.0%	4.4%	3.4 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,394,178	61.7%	4.1%	4.4 Years
Secured debt	865,431	38.3%	4.8%	1.7 Years
Total	$2,259,609	100.0%	4.4%	3.4 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$690,431	79.8%	5.3%	2.2 Years
Conventional variable-rate mortgage debt	175,000	20.2%	2.9%	0.0 Years
Total	$865,431	100.0%	4.8%	1.7 Years

REAL ESTATE ASSETS: (d)	Total Homes	% of Total	Total Cost (e)	% of Total	3Q18 NOI	% of Total
Unencumbered real estate assets	37,868	76.4%	$6,670,250	81.0%	$118,731	77.1%
Encumbered real estate assets	11,707	23.6%	1,562,015	19.0%	35,206	22.9%
Total	49,575	100.0%	$8,232,265	100.0%	$153,937	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				4.8x

(a) In October 2018, $175.0 million of variable rate secured conventional mortgage notes were repaid at maturity and $205.0 million of outstanding fixed rate secured conventional mortgage notes were repaid.

(b) Includes all available extension options.

(c) Unsecured Line of Credit balance and Short Term Borrowings were repaid subsequent to quarter end.

(d) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

(e) In October 2018, $175.0 million of variable rate secured conventional mortgage notes were repaid at maturity and $205.0 million of outstanding fixed rate secured conventional mortgage notes were repaid, which changed the Unencumbered real estate assets to be 90% of our total cost and Encumbered real estate assets to 10% of our total cost.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2018 AND 2019:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
4Q 2018 (a)	($266)	$380,000	$—	$379,734	4.4%
2018	($266)	$380,000	$—	$379,734	4.4%

1Q 2019	($262)	$—	$—	($262)	N/A
2Q 2019 (b)	(189)	439,107	24,000	462,918	5.1%
3Q 2019	(312)	—	—	(312)	N/A
4Q 2019	(312)	—	—	(312)	N/A
2019	($1,075)	$439,107	$24,000	$462,032	5.1%

(a) In October 2018, $175.0 million of variable rate secured conventional mortgage notes were repaid at maturity and $205.0 million of outstanding fixed rate secured conventional mortgage notes were repaid.

(b) 2Q 2019 maturities include other short term borrowings outstanding as of September 30, 2018 which were repaid subsequent to quarter end. The other short term borrowings, issued through an unsecured credit facility, have $45.0 million in total capacity.

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	22%	Yes

Secured Debt to Gross Asset Value	<	40%	8%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	518%	Yes

Unsecured Debt to Gross Asset Value	<	60%	17%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	27%	Yes

Total Secured Debt to Total Asset Value	<	40%	10%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	495%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	529%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF SEPTEMBER 30, 2018:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2018	$70	$—	$70	—%	N/A
2019	177	7,383	7,560	4.7%	4.2%
2020	(15)	—	(15)	—%	N/A
2021	(135)	5,160	5,025	3.2%	4.8%
2022	(150)	5,008	4,858	3.0%	3.8%
Thereafter	(716)	143,138	142,422	88.9%	4.1%
Total Maturing Debt	($769)	$160,689	$159,920	99.8%	4.1%

Unsecured lines of credit (b)	$—	$258	$258	0.2%	5.6%
Total Debt	($769)	$160,947	$160,178	100.0%	4.1%

Weighted Average Maturity of Debt		7.8 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$57,035	35.6%	4.1%	7.4 Years
Fixed rate debt		103,143	64.4%	4.1%	8.0 Years
Total		$160,178	100.0%	4.1%	7.8 Years

				Weighted Average
DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$103,143	64.4%	4.1%	8.0 Years
Conventional variable-rate mortgage debt		56,777	35.4%	4.1%	7.5 Years
Unsecured lines of credit		258	0.2%	5.6%	0.4 Years
Total		$160,178	100.0%	4.1%	7.8 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,283	$867,316
Land		0	1,292
Total		7,283	$868,608

(a) Includes all available extension options.

(b) As of September 30, 2018 these borrowings were drawn under the lines of credit with $7.0 million in total capacity. Camden has a 31.3% ownership interest in the borrowing entity.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2018 AND 2019:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
4Q 2018	$70	$—	$70	N/A
2018	$70	$—	$70	N/A

1Q 2019 (b)	$73	$258	$331	5.6%
2Q 2019	66	3,654	3,720	4.4%
3Q 2019	35	—	35	N/A
4Q 2019	3	3,729	3,732	4.0%
2019	$177	$7,641	$7,818	4.3%

(a) Includes all available extension options.

(b) 1Q 2019 maturities includes unsecured lines of credit with $258 (Camden's pro-rata share) outstanding as of September 30, 2018. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	Third Quarter 2018
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$2,462	$52	$544	$12
Appliances	10	years	611	13	238	5
Painting	—		—	—	1,607	34
Cabinetry/Countertops	10	years	198	4	—	—
Other	9	years	1,005	21	561	12
Exteriors
Painting	5	years	1,363	29	—	—
Carpentry	10	years	479	10	—	—
Landscaping	7	years	915	19	2,321	49
Roofing	19	years	3,790	81	99	2
Site Drainage	10	years	145	3	—	—
Fencing/Stair	10	years	530	11	—	—
Other (b)	9	years	2,506	53	3,615	76
Common Areas
Mech., Elec., Plumbing	9	years	2,744	58	1,661	35
Parking/Paving	5	years	1,142	24	—	—
Pool/Exercise/Facility	8	years	1,959	42	433	9
Total Recurring (c)			$19,849	$420	$11,079	$234
Weighted Average Apartment Homes				47,010		47,010

Non-recurring capitalized expenditures (d)			$2,605

Revenue Enhancing Expenditures (e)	10	years	$15,348	$18,206
Revenue Enhanced Apartment Homes				843

	Year to date 2018
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5	years	$6,740	$144	$1,428	$31
Appliances	10	years	1,755	38	646	14
Painting	—		—	—	4,345	93
Cabinetry/Countertops	10	years	485	10	—	—
Other	9	years	2,899	62	1,837	39
Exteriors
Painting	5	years	2,548	55	—	—
Carpentry	10	years	1,264	27	—	—
Landscaping	7	years	1,926	41	7,671	164
Roofing	19	years	8,696	186	276	6
Site Drainage	10	years	251	5	—	—
Fencing/Stair	10	years	1,231	26	—	—
Other (b)	9	years	6,872	147	9,989	214
Common Areas
Mech., Elec., Plumbing	9	years	7,472	160	4,601	99
Parking/Paving	5	years	1,816	39	—	—
Pool/Exercise/Facility	8	years	5,083	109	1,192	26
Total Recurring (c)			$49,038	$1,049	$31,985	$686
Weighted Average Apartment Homes				46,682		46,682

Non-recurring capitalized expenditures (d)			$6,099

Revenue Enhancing Expenditures (e)	10	years	$35,293	$17,326
Revenue Enhanced Apartment Homes				2,037

(a) Weighted average useful life of capitalized expenses for the three and nine months ended September 30, 2018.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2018 in addition to other, non-routine items.
(e) Represents capital expenditures for the three and nine months ended September 30, 2018 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets. Redevelopment costs are not included in this table and can be found in the Redevelopment Summary on page 19.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO
In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net income attributable to common shareholders	$38,866	$34,384	$116,932	$108,433
Real estate depreciation and amortization	74,841	65,489	217,416	191,092
Adjustments for unconsolidated joint ventures	2,239	2,223	6,743	6,650
Income allocated to non-controlling interests	1,124	1,091	3,455	3,345
Funds from operations	$117,070	$103,187	$344,546	$309,520

Less: recurring capitalized expenditures	(19,849)	(17,506)	(49,038)	(43,975)

Adjusted funds from operations	$97,221	$85,681	$295,508	$265,545

Weighted average number of common shares outstanding:
EPS diluted	95,417	92,033	95,333	91,345
FFO/AFFO diluted	97,238	93,111	97,194	92,424

	Three Months Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Total Earnings Per Common Share - Diluted	$0.40	$0.38	$1.22	$1.20
Real estate depreciation and amortization	0.77	0.70	2.23	2.07
Adjustments for unconsolidated joint ventures	0.02	0.02	0.07	0.07
Income allocated to non-controlling interests	0.01	0.01	0.02	0.01
FFO per common share - Diluted	$1.20	$1.11	$3.54	$3.35

Less: recurring capitalized expenditures	(0.20)	(0.19)	(0.50)	(0.48)

AFFO per common share - Diluted	$1.00	$0.92	$3.04	$2.87

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	4Q18	Range	2018	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.40	$0.44	$1.62	$1.66
Expected real estate depreciation and amortization	0.77	0.77	3.00	3.00
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.09	0.09
Expected income allocated to non-controlling interests	0.01	0.01	0.03	0.03
Expected FFO per share - diluted	$1.20	$1.24	$4.74	$4.78

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 11. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Net income	$39,990	$35,475	$120,387	$111,778
Less: Fee and asset management income	(1,827)	(2,116)	(5,651)	(5,806)
Less: Interest and other income	(385)	(385)	(1,669)	(1,579)
Less: Income on deferred compensation plans	(3,539)	(3,648)	(3,769)	(11,706)
Plus: Property management expense	6,303	6,201	19,415	19,782
Plus: Fee and asset management expense	1,140	973	3,193	2,818
Plus: General and administrative expense	12,618	12,266	37,113	37,585
Plus: Interest expense	21,235	21,210	62,216	66,132
Plus: Depreciation and amortization expense	76,476	67,014	222,269	195,781
Plus: Expense on deferred compensation plans	3,539	3,648	3,769	11,706
Plus: Loss on early retirement of debt	—	—	—	323
Less: Equity in income of joint ventures	(1,943)	(1,255)	(5,644)	(4,857)
Plus: Income tax expense	330	512	1,098	1,008
NOI	$153,937	$139,895	$452,727	$422,965

"Same Property" Communities	$131,943	$127,153	$392,276	$378,537
Non-"Same Property" Communities	16,400	13,136	47,209	36,947
Development and Lease-Up Communities	4,072	1,406	8,978	1,837
Hurricane Expenses	—	(3,944)	—	(3,944)
Dispositions/Other	1,522	2,144	4,264	9,588
NOI	$153,937	$139,895	$452,727	$422,965

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Net income attributable to common shareholders	$38,866	$34,384	$116,932	$108,433
Plus: Interest expense	21,235	21,210	62,216	66,132
Plus: Depreciation and amortization expense	76,476	67,014	222,269	195,781
Plus: Income allocated to non-controlling interests from continuing operations	1,124	1,091	3,455	3,345
Plus: Income tax expense	330	512	1,098	1,008
Plus: Loss on early retirement of debt	—	—	—	323
Less: Equity in income of joint ventures	(1,943)	(1,255)	(5,644)	(4,857)
Adjusted EBITDA	$136,088	$122,956	$400,326	$370,165

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	BBB+	Positive

Estimated Future Dates:	Q4 '18	Q1 '19	Q2 '19	Q3 '19
Earnings Release & Conference Call	Early February	Early May	Late July	Late October

Dividend Information - Common Shares:	Q1 '18	Q2 '18	Q3 '18
Declaration Date	2/1/2018	6/15/2018	9/14/2018
Record Date	3/30/2018	6/29/2018	9/28/2018
Payment Date	4/17/2018	7/17/2018	10/17/2018
Distributions Per Share	$0.77	$0.77	$0.77

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our website at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2018

(Unaudited)							3Q18 Avg Monthly		3Q18 Avg Monthly
			Year Placed	Average	Apartment	3Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2016	1,146	380	95%	$1,383	$1.21	$1,605	$1.40
Camden Copper Square	Phoenix	AZ	2000	786	332	96%	1,167	1.49	1,424	1.81
Camden Foothills	Scottsdale	AZ	2014	1,032	220	94%	1,606	1.56	1,935	1.88
Camden Hayden	Tempe	AZ	2015	1,043	234	95%	1,486	1.42	1,763	1.69
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,278	1.20	1,533	1.44
Camden Montierra	Scottsdale	AZ	1999	1,071	249	96%	1,339	1.25	1,565	1.46
Camden Pecos Ranch	Chandler	AZ	2001	924	272	96%	1,127	1.22	1,377	1.49
Camden San Marcos	Scottsdale	AZ	1995	984	320	97%	1,250	1.27	1,471	1.50
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	97%	1,264	1.21	1,515	1.45
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	1,518	1.17	1,779	1.37
TOTAL ARIZONA	10	Properties		1,030	2,929	96%	1,321	1.28	1,571	1.53

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	2,069	2.05	2,300	2.28
Camden Glendale	Glendale	CA	2015	882	303	96%	2,315	2.63	2,459	2.79
Camden Harbor View	Long Beach	CA	2004	981	546	95%	2,615	2.66	2,822	2.88
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	95%	2,112	2.09	2,335	2.31
Camden Martinique	Costa Mesa	CA	1986	795	714	96%	1,790	2.25	2,014	2.53
Camden Sea Palms	Costa Mesa	CA	1990	891	138	93%	2,146	2.41	2,344	2.63
The Camden	Hollywood	CA	2016	768	287	96%	3,208	4.18	3,345	4.36
Total Los Angeles/Orange County	7	Properties		899	2,658	96%	2,266	2.52	2,467	2.74

Camden Landmark	Ontario	CA	2006	982	469	95%	1,635	1.66	1,822	1.85
Camden Old Creek	San Marcos	CA	2007	1,037	350	95%	2,166	2.09	2,396	2.31
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	96%	1,982	2.06	2,244	2.33
Camden Tuscany	San Diego	CA	2003	896	160	97%	2,612	2.91	2,885	3.22
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	1,733	1.65	1,993	1.89
Total San Diego/Inland Empire	5	Properties		992	1,665	96%	1,944	1.96	2,179	2.20

TOTAL CALIFORNIA	12	Properties		935	4,323	96%	2,142	2.29	2,357	2.52

Camden Belleview Station	Denver	CO	2009	888	270	96%	1,464	1.65	1,703	1.92
Camden Caley	Englewood	CO	2000	925	218	96%	1,471	1.59	1,761	1.90
Camden Denver West	Golden	CO	1997	1,015	320	97%	1,730	1.70	1,995	1.97
Camden Flatirons	Denver	CO	2015	960	424	96%	1,613	1.68	1,872	1.95
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	93%	1,748	1.52	2,023	1.76
Camden Interlocken	Broomfield	CO	1999	1,010	340	95%	1,630	1.61	1,877	1.86
Camden Lakeway	Littleton	CO	1997	932	451	94%	1,547	1.66	1,817	1.95
Camden Lincoln Station	Lone Tree	CO	2017	844	267	96%	1,562	1.85	1,823	2.16
TOTAL COLORADO	8	Properties		971	2,632	95%	1,603	1.65	1,866	1.92

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	97%	1,693	1.59	1,980	1.86
Camden College Park	College Park	MD	2008	942	508	97%	1,570	1.67	1,834	1.95
Camden Dulles Station	Oak Hill	VA	2009	978	382	96%	1,730	1.77	1,973	2.02
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	97%	1,818	1.72	2,085	1.97
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	1,882	2.01	2,176	2.33
Camden Fallsgrove	Rockville	MD	2004	996	268	96%	1,768	1.78	1,996	2.00
Camden Grand Parc	Washington	DC	2002	672	105	97%	2,493	3.71	2,896	4.31
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,631	1.62	1,887	1.88
Camden Largo Towne Center	Largo	MD	2000/2007	1,027	245	96%	1,672	1.63	1,908	1.86
Camden Monument Place	Fairfax	VA	2007	856	368	96%	1,611	1.88	1,861	2.17
Camden Noma	Washington	DC	2014	770	321	96%	2,219	2.88	2,533	3.29
Camden Noma II (1)	Washington	DC	2017	759	405	Lease-Up	2,306	3.04	2,544	3.35
Camden Potomac Yard (2)	Arlington	VA	2008	835	378	94%	1,994	2.39	2,284	2.74
Camden Roosevelt	Washington	DC	2003	856	198	96%	2,819	3.29	3,214	3.75
Camden Russett	Laurel	MD	2000	992	426	96%	1,484	1.50	1,692	1.71
Camden Shady Grove (1)	Rockville	MD	2018	877	457	Lease-Up	1,740	1.98	1,932	2.20
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,629	1.67	1,891	1.94
Camden South Capitol (3)	Washington	DC	2013	821	281	97%	2,265	2.76	2,648	3.22
TOTAL DC METRO	18	Properties		925	6,497	96%	1,842	1.99	2,108	2.28

Camden Aventura	Aventura	FL	1995	1,108	379	96%	1,956	1.76	2,293	2.07
Camden Boca Raton	Boca Raton	FL	2014	843	261	96%	1,932	2.29	2,204	2.61
Camden Brickell (2)	Miami	FL	2003	937	405	94%	2,117	2.26	2,348	2.51
Camden Doral	Miami	FL	1999	1,120	260	97%	1,919	1.71	2,147	1.92
Camden Doral Villas	Miami	FL	2000	1,253	232	97%	2,044	1.63	2,300	1.84
Camden Las Olas (2)	Ft. Lauderdale	FL	2004	1,043	420	94%	2,095	2.01	2,363	2.27
Camden Plantation	Plantation	FL	1997	1,201	502	97%	1,681	1.40	1,955	1.63
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	96%	1,746	1.57	2,067	1.86
Total Southeast Florida	8	Properties		1,079	2,781	96%	1,928	1.79	2,201	2.04

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2018

(Unaudited)							3Q18 Avg Monthly		3Q18 Avg Monthly
			Year Placed	Average	Apartment	3Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	$1,415	$1.32	$1,650	$1.53
Camden Lago Vista	Orlando	FL	2005	955	366	97%	1,302	1.36	1,547	1.62
Camden LaVina	Orlando	FL	2012	970	420	97%	1,311	1.35	1,556	1.61
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,243	1.33	1,487	1.59
Camden North Quarter (4)	Orlando	FL	2016	806	333	Lease-Up	1,603	1.99	1,713	2.13
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,371	1.68	1,624	1.99
Camden Thornton Park	Orlando	FL	2016	920	299	94%	1,880	2.04	2,070	2.25
Camden Town Square	Orlando	FL	2012	983	438	97%	1,359	1.38	1,534	1.56
Camden Waterford Lakes (3)	Orlando	FL	2014	971	300	97%	1,427	1.47	1,666	1.72
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,302	1.33	1,516	1.55
Total Orlando	10	Properties		944	3,594	97%	1,402	1.49	1,616	1.71

Camden Bay	Tampa	FL	1997/2001	943	760	96%	1,180	1.25	1,452	1.54
Camden Montague	Tampa	FL	2012	975	192	96%	1,346	1.38	1,587	1.63
Camden Pier District	St. Petersburg	FL	2016	989	358	92%	2,440	2.47	2,624	2.65
Camden Preserve	Tampa	FL	1996	942	276	95%	1,410	1.50	1,662	1.77
Camden Royal Palms	Brandon	FL	2006	1,017	352	97%	1,208	1.19	1,495	1.47
Camden Visconti (3)	Tampa	FL	2007	1,125	450	97%	1,352	1.20	1,615	1.44
Camden Westchase Park	Tampa	FL	2012	992	348	97%	1,436	1.45	1,698	1.71
Total Tampa	7	Properties		997	2,736	96%	1,444	1.45	1,695	1.70

TOTAL FLORIDA	25	Properties		1,001	9,111	96%	1,575	1.57	1,818	1.82

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,363	1.49	1,594	1.74
Camden Buckhead Square	Atlanta	GA	2015	827	250	96%	1,552	1.88	1,701	2.06
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,332	1.35	1,490	1.50
Camden Deerfield	Alpharetta	GA	2000	1,187	292	97%	1,384	1.17	1,619	1.36
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	1,340	1.33	1,596	1.58
Camden Fourth Ward	Atlanta	GA	2014	847	276	96%	1,666	1.97	1,918	2.27
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	97%	1,482	1.58	1,677	1.79
Camden Paces	Atlanta	GA	2015	1,407	379	97%	2,679	1.90	2,945	2.09
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	97%	1,287	1.25	1,583	1.54
Camden Phipps (3)	Atlanta	GA	1996	1,018	234	96%	1,536	1.51	1,778	1.75
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,274	1.12	1,518	1.33
Camden St. Clair	Atlanta	GA	1997	999	336	97%	1,331	1.33	1,591	1.59
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	96%	1,079	1.07	1,281	1.27
Camden Vantage	Atlanta	GA	2010	901	592	97%	1,413	1.57	1,573	1.75
TOTAL GEORGIA	14	Properties		1,015	4,496	97%	1,492	1.47	1,717	1.69

Camden Ballantyne	Charlotte	NC	1998	1,048	400	96%	1,291	1.23	1,526	1.46
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,472	1.63	1,692	1.87
Camden Dilworth	Charlotte	NC	2006	857	145	96%	1,437	1.68	1,634	1.91
Camden Fairview	Charlotte	NC	1983	1,036	135	98%	1,183	1.14	1,399	1.35
Camden Foxcroft	Charlotte	NC	1979	940	156	95%	1,061	1.13	1,265	1.35
Camden Foxcroft II	Charlotte	NC	1985	874	100	95%	1,167	1.33	1,390	1.59
Camden Gallery	Charlotte	NC	2017	743	323	95%	1,526	2.05	1,734	2.33
Camden Grandview	Charlotte	NC	2000	1,059	266	97%	1,665	1.57	1,879	1.77
Camden Sedgebrook	Charlotte	NC	1999	972	368	97%	1,106	1.14	1,337	1.37
Camden South End	Charlotte	NC	2003	882	299	96%	1,405	1.59	1,633	1.85
Camden Southline (3)	Charlotte	NC	2015	831	266	95%	1,530	1.84	1,763	2.12
Camden Stonecrest	Charlotte	NC	2001	1,098	306	96%	1,298	1.18	1,539	1.40
Camden Touchstone	Charlotte	NC	1986	899	132	96%	1,065	1.18	1,274	1.42
Total Charlotte	13	Properties		942	3,076	96%	1,345	1.43	1,568	1.66

Camden Asbury Village (3)	Raleigh	NC	2009	1,009	350	96%	1,198	1.19	1,413	1.40
Camden Crest	Raleigh	NC	2001	1,013	438	96%	1,041	1.03	1,282	1.27
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	94%	1,091	1.04	1,349	1.29
Camden Lake Pine	Apex	NC	1999	1,066	446	95%	1,153	1.08	1,394	1.31
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,107	1.15	1,335	1.38
Camden Overlook	Raleigh	NC	2001	1,060	320	96%	1,242	1.17	1,506	1.42
Camden Reunion Park	Apex	NC	2000/2004	972	420	95%	1,037	1.07	1,250	1.29
Camden Westwood	Morrisville	NC	1999	1,027	354	96%	1,081	1.05	1,321	1.29
Total Raleigh	8	Properties		1,016	3,054	96%	1,115	1.10	1,351	1.33

TOTAL NORTH CAROLINA	21	Properties		979	6,130	96%	1,231	1.26	1,460	1.49

CAMDEN	COMMUNITY TABLE
Community statistics as of 9/30/2018

(Unaudited)							3Q18 Avg Monthly		3Q18 Avg Monthly
			Year Placed	Average	Apartment	3Q18 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (3)	Austin	TX	2009	862	348	96%	$1,084	$1.26	$1,354	$1.57
Camden Amber Oaks II (3)	Austin	TX	2012	910	244	97%	1,151	1.26	1,409	1.55
Camden Brushy Creek (3)	Cedar Park	TX	2008	882	272	97%	1,156	1.31	1,305	1.48
Camden Cedar Hills	Austin	TX	2008	911	208	96%	1,265	1.39	1,506	1.65
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,409	1.47	1,675	1.75
Camden Huntingdon	Austin	TX	1995	903	398	96%	1,149	1.27	1,419	1.57
Camden La Frontera	Austin	TX	2015	901	300	96%	1,214	1.35	1,458	1.62
Camden Lamar Heights	Austin	TX	2015	838	314	97%	1,480	1.77	1,734	2.07
Camden Shadow Brook (3)	Austin	TX	2009	909	496	96%	1,148	1.26	1,305	1.44
Camden Stoneleigh	Austin	TX	2001	908	390	97%	1,262	1.39	1,506	1.66
Total Austin	10	Properties		899	3,360	96%	1,230	1.37	1,464	1.63

Camden Breakers	Corpus Christi	TX	1996	868	288	93%	1,110	1.28	1,408	1.62
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	94%	870	1.12	1,070	1.38
Camden South Bay (3)	Corpus Christi	TX	2007	1,055	270	95%	1,247	1.18	1,438	1.36
Total Corpus Christi	3	Properties		888	902	94%	1,059	1.19	1,288	1.45

Camden Addison	Addison	TX	1996	942	456	96%	1,222	1.30	1,437	1.53
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,449	1.53	1,680	1.78
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,214	1.32	1,478	1.61
Camden Centreport	Ft. Worth	TX	1997	911	268	97%	1,181	1.29	1,409	1.55
Camden Cimarron	Irving	TX	1992	772	286	96%	1,212	1.57	1,459	1.89
Camden Design District (3)	Dallas	TX	2009	939	355	95%	1,389	1.48	1,518	1.62
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,357	1.46	1,586	1.70
Camden Henderson	Dallas	TX	2012	967	106	96%	1,527	1.58	1,824	1.89
Camden Legacy Creek	Plano	TX	1995	831	240	97%	1,282	1.54	1,488	1.79
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,280	1.47	1,505	1.73
Camden Panther Creek (3)	Frisco	TX	2009	946	295	96%	1,240	1.31	1,428	1.51
Camden Riverwalk (3)	Grapevine	TX	2008	982	600	95%	1,464	1.49	1,678	1.71
Camden Valley Park	Irving	TX	1986	743	516	96%	1,081	1.45	1,291	1.74
Camden Victory Park	Dallas	TX	2016	861	423	95%	1,610	1.87	1,841	2.14
Total Dallas/Ft. Worth	14	Properties		901	5,666	96%	1,324	1.47	1,544	1.71

Camden City Centre	Houston	TX	2007	932	379	95%	1,464	1.57	1,707	1.83
Camden City Centre II	Houston	TX	2013	868	268	96%	1,520	1.75	1,746	2.01
Camden Cypress Creek (3)	Cypress	TX	2009	993	310	96%	1,276	1.29	1,458	1.47
Camden Downs at Cinco Ranch (3)	Katy	TX	2004	1,075	318	95%	1,247	1.16	1,506	1.40
Camden Grand Harbor (3)	Katy	TX	2008	959	300	94%	1,179	1.23	1,377	1.44
Camden Greenway	Houston	TX	1999	861	756	97%	1,378	1.60	1,605	1.86
Camden Heights (3)	Houston	TX	2004	927	352	95%	1,471	1.59	1,695	1.83
Camden Holly Springs	Houston	TX	1999	934	548	94%	1,211	1.30	1,454	1.56
Camden Midtown	Houston	TX	1999	844	337	95%	1,529	1.81	1,797	2.13
Camden Northpointe (3)	Tomball	TX	2008	940	384	96%	1,105	1.18	1,392	1.48
Camden Oak Crest	Houston	TX	2003	870	364	96%	1,123	1.29	1,347	1.55
Camden Park	Houston	TX	1995	866	288	96%	1,088	1.26	1,332	1.54
Camden Plaza	Houston	TX	2007	915	271	96%	1,565	1.71	1,805	1.97
Camden Post Oak	Houston	TX	2003	1,200	356	94%	2,457	2.05	2,669	2.22
Camden Royal Oaks	Houston	TX	2006	923	236	93%	1,340	1.45	1,407	1.52
Camden Royal Oaks II	Houston	TX	2012	1,054	104	91%	1,558	1.48	1,633	1.55
Camden Spring Creek (3)	Spring	TX	2004	1,080	304	95%	1,202	1.11	1,447	1.34
Camden Stonebridge	Houston	TX	1993	845	204	96%	1,092	1.29	1,329	1.57
Camden Sugar Grove	Stafford	TX	1997	921	380	96%	1,188	1.29	1,404	1.52
Camden Travis Street	Houston	TX	2010	819	253	97%	1,468	1.79	1,717	2.10
Camden Vanderbilt	Houston	TX	1996/1997	863	894	97%	1,420	1.65	1,667	1.93
Camden Whispering Oaks	Houston	TX	2008	934	274	96%	1,234	1.32	1,471	1.57
Camden Woodson Park (3)	Houston	TX	2008	916	248	95%	1,208	1.32	1,416	1.55
Camden Yorktown (3)	Houston	TX	2008	995	306	96%	1,174	1.18	1,385	1.39
Total Houston	24	Properties		930	8,434	95%	1,357	1.46	1,584	1.70

TOTAL TEXAS	51	Properties		914	18,362	96%	1,309	1.43	1,535	1.68

TOTAL PROPERTIES	159	Properties		956	54,480	96%	$1,504	$1.57	$1,740	$1.82

(1) Completed communities in lease-up as of September 30, 2018 are excluded from total occupancy numbers.
(2) Communities under redevelopment as of September 30, 2018.
(3) Communities owned through investment in joint venture.
(4) Asset acquired in 1Q18 and in lease-up as of September 30, 2018 is excluded from total occupancy numbers.